Principal Funds, Inc.
Supplement dated September 16, 2024
to the Prospectus and Statement of Additional Information
both dated December 31, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
On or about October 31, 2024, Record Currency Management Limited is being added as a sub-advisor to the Fund. On or about November 15, 2024, Crabel Capital Management, LLC is also being added as a sub-advisor to the Fund. Timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading. As such, on those dates under the the Sub-Advisors section, add the following to the alphabetical list of sub-advisors:
Crabel Capital Management, LLC
Record Currency Management Limited

MANAGEMENT OF THE FUNDS
On or about October 31, 2024, under The Sub-Advisors section, add the following:

Sub-Advisor:
Record Currency Management Limited (“Record”), Morgan House, Madeira Walk, Windsor, SL4 1EP, Berkshire, England, United Kingdom, founded in 1983, is an investment advisory firm that specializes in currency trading and provides tailor-made solutions for clients.

Fund(s):	a portion of Global Multi-Strategy (absolute return currency trading strategy)
On or about November 15, 2024, under The Sub-Advisors section, add the following:

Sub-Advisor:
Crabel Capital Management, LLC (“Crabel”), 1999 Avenue of the Stars, Suite 2550, Los Angeles, CA 90067, founded in 1987, is a global alternative investment firm that specializes in systematic, automated trading of worldwide futures and foreign exchange.

Fund(s):	a portion of Global Multi-Strategy (systematic global macro strategy)

The changes described below are being made to the Statement of Additional Information.
NOTICE: Effective July 31, 2024, the Directors no longer serve as Directors for the Principal Real Asset Fund ("PRA") and as such no longer provide oversight of PRA. Delete all references to PRA from this SAI.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, add Frances P. Grieb and Thomas A. Swank alphabetically to the 15(c) Committee in the Committee and Independent Board Members column.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about October 31, 2024, in the Investment Advisors section, add the following:

Sub-Advisor:
Record Currency Management Limited (“Record”) is a limited liability company incorporated in England. It is a wholly-owned subsidiary of Record PLC, a publicly traded company, with a premium listing on the main market of the London Stock Exchange.

Fund(s):	a portion of the assets of Global Multi-Strategy
On or about November 15, 2024, in the Investment Advisors section, add the following:

Sub-Advisor:
Crabel Capital Management, LLC (“Crabel”) is a Wisconsin limited liability company and wholly-owned subsidiary of Crabel Investments Group, LLC. Crabel is controlled and principally owned by William H. Crabel.

Fund(s):	a portion of the assets of Global Multi-Strategy
Effective October 1, 2024, under Management Agreement, in the Contractual Limits on Other Expenses section, add the following alphabetically to the table:

Contractual Limits on Other Expenses
Fund	R-6	Expiration
Origin Emerging Markets	0.04%	12/30/2025

APPENDIX C – PROXY VOTING POLICIES
Record Currency Management Limited (“Record”) and Crabel Capital Management, LLC (“Crabel”) are being added as sub-advisors to the Global Multi-Strategy Fund. On or about October 31, 2024, add the proxy voting policy for Record, and on or about November 15, 2024, add the proxy voting policy for Crabel. Timing may be influenced by market conditions and/or specific sub-advisor and portfolio logistics and trading.

Crabel Capital Management, LLC
Proxy Voting Policy
Effective July 2024
Under Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, it is a fraudulent, deceptive or manipulative course of business for an adviser to exercise voting authority with respect to client securities, unless the adviser (i) has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) has described its proxy voting policies and procedures to clients and offered to provide a copy of its proxy voting policies to clients upon request and (iii) has disclosed how clients may obtain information about how the adviser has voted proxies for the clients' accounts.
Crabel Capital Management, LLC (“Crabel” or the “Firm”) primary operates as a commodity pool operator and commodity trading adviser trading commodity interests (e.g., futures, options on futures, swaps, foreign exchange spot and forwards, and NDFs) for its clients. Trading of equities (which are subject to proxy voting obligations) is a minimal part of the Firm’s trading strategies and is predominately only done for the Crabel Funds. As the majority of instruments traded by the Firm do not give rise to proxy voting obligations and the Firm’s trading strategies are not influenced by equity shareholder matters (i.e., the Firm’s trading is short-term, systematic / algorithmic based on criteria unrelated to matters subject to proxy voting), Crabel has reasonably determined that there is no economic benefit to vote on proxy matters and therefore will not vote with respect to equities held for its clients.

PROXY VOTING POLICY
Record Currency Management Limited
June 2024

TABLE OF CONTENTS

Table of Contents	1
General Policy	2

General Policy
Record Currency Management (Record) does not trade any instrument which attracts voting rights and as such its Proxy Voting Policy is that it does not cast any votes.
Should any instrument traded contain voting rights, then it is Record’s policy not to cast any vote.
6